UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1280 Rancho Conejo Blvd
Thousand Oaks, California		91320
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 623-4211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2025, Atara Biotherapeutics, Inc., (the “Company”) entered into an Amendment (the “Amendment”) to the Amended and Restated Commercialization Agreement dated October 31, 2023 (the “Agreement”) with Pierre Fabre Medicament (“Pierre Fabre”). Under the terms of the Amendment, as of March 31, 2025, the Company has completed the transfer of all manufacturing responsibility to Pierre Fabre and Pierre Fabre will be, at its cost, responsible for manufacturing and supplying tabelecleucel for development and commercialization worldwide. Pierre Fabre has also agreed to assume the costs related to remediation of the third-party manufacturing facility to address the U.S. Food and Drug Administration’s (the “FDA”) requests to support resubmission of the BLA for tab-cel.

In exchange for accelerating the transfer of all manufacturing responsibility and assumption of such remediation costs by Pierre Fabre, among other things, the Company agreed to reduce the amount of certain potential future regulatory and commercial milestone payments under the Agreement. The Amendment did not change any of the royalties the Company is eligible to receive under the Agreement. Pursuant to the Amendment, the Company is now entitled to receive an aggregate of up to $550.0 million in additional potential milestone payments upon achieving certain regulatory and commercial milestones relating to tab-cel, including up to $40.0 million in potential regulatory milestones in connection with the approval by the FDA of a BLA for tab-cel under the terms of the Agreement (as amended by the Amendment).

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARA BIOTHERAPEUTICS, INC.

Date:	April 4, 2025	By:	/s/ AnhCo Thieu Nguyen
AnhCo Thieu Nguyen President and Chief Executive Officer (Duly Authorized Officer and Principal Executive Officer)